Supplement dated November 21, 2000
               to Prospectus dated February 28, 2000
                       of ING Funds Trust

                  ING Large Cap Growth Fund
                  ING Growth & Income Fund
                  ING Mid Cap Growth Fund
                  ING Small Cap Growth Fund
                  ING Global Brand Names Fund
                  ING International Equity Fund
                  ING European Equity Fund
                  ING Tax Efficient Equity Fund
                  ING Focus Fund
                  ING Global Information Technology Fund
                  ING Global Communications Fund
                  ING Internet Fund
                  ING Emerging Markets Equity Fund


       			   Class I Shares


This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus. This Supplement replaces the Supplement dated November 20, 2000.

* ING Funds Trust is currently offering only two of the eighteen funds listed in the Prospectus. These funds are: ING Large Cap Growth Fund and ING International Equity Fund. The ING Growth & Income Fund, ING Mid Cap Growth Fund, ING Small Cap Growth Fund, ING Global Brand
  Names Fund, ING European Equity Fund, ING Tax Efficient Equity Fund, ING Tax Efficient Equity Value Fund, ING Focus Fund, ING Global Information Technology Fund, ING Global Communications Fund, ING Internet Fund, ING Internet Fund II, ING Balanced Fund, ING Emerging Markets Equity Fund, ING Global Real Estate Fund and ING Quality of Life Fund, although listed in the Prospectus, are not being offered as of the date of this supplement.

* The ING Internet Fund will be closed to new investors upon reaching $500 million of assets under management. At such point, existing shareholders will be permitted to continue to make additional investments in the Fund.

* The third paragraph under the sub-section entitled "Portfolio Managers" in the section of the Prospectus entitled "Management of the Funds" concerning the management of the ING Growth & Income Fund should be deleted and the following paragraph should be inserted as the third paragraph:

    ING Growth & Income Fund. Mr. Martin Jansen has primary responsibility for managing the Fund and heads a five-member team of investment professionals. Mr. Jansen has been employed by IIMA as an investment professional since 1997 and has 20 years of investment experience.

* On November 16, 2000, the Board of Trustees of the ING Funds Trust approved the following reorganizations:

	(i)	ING Focus Fund into Pilgrim LargeCap Growth Fund;

	(ii)	ING Large Cap Growth Fund into Pilgrim LargeCap Growth Fund;

	(iii)	ING Growth & Income Fund into Pilgrim Growth and Income Fund;

	(iv)	ING Mid Cap Growth Fund into Pilgrim MidCap Opportunities Fund;

	(v)	ING Small Cap Growth Fund into Pilgrim SmallCap Opportunities Fund;

	(vi)	ING Emerging Markets Equity Fund into Pilgrim Emerging Countries Fund;

	(vii)	ING Global Brand Fund into Pilgrim Worldwide Growth Fund; and

	(viii)	ING International Equity Fund into Pilgrim International Fund.

  The proposed reorganization of the above ING Funds into the respective Pilgrim Funds in each case is subject to shareholder approval. If shareholder approval is obtained, it is expected that the reorganizations will take place in the first quarter of 2001.

* On November 16, 2000, the Board of Trustees of the ING Funds Trust approved the following proposed reorganization:

	(i)	Pilgrim Global Technology Fund into ING Global Information Technology Fund.

  The proposed reorganization of the above Pilgrim Fund into the ING Fund is subject to shareholder approval. If shareholder approval is obtained, it is expected that the reorganization will take place in the first quarter of 2001.

* Effective November 1, 2000, the ING Funds ceased offering Class X shares to new and existing investors. Any attempted purchases of Class X shares will be rejected and the proceeds returned to the investor. It is anticipated that existing Class X shares will be converted to Class B shares on or about the close of business on November 17, 2000.

* In connection with 401(k) Plans that invest $1 million or more in Class A shares of ING Funds, ING Pilgrim Securities, Inc. (ING Pilgrim Securities") will pay dealer compensation of 1% of the purchase price of the shares to the dealer from its own resources at the time of the initial roll-over investment.

* ING Mutual Funds Management Co. LLC and Starwood Preferred Guests are providing purchasers of Class C shares who purchase their shares directly through ING Pilgrim Securities the opportunity to earn Starpoints. One Starpoint will be earned for every $4 invested in Class C shares of the ING Funds and purchased directly through ING Pilgrim Securities. The offer is valid only for new purchases of the Class C shares of ING Funds by individual, joint and custodial accounts. IRAs and other retirement accounts may not participate in this program. A valid Starwood Preferred Guest membership number must be provided at the time of the application. Starpoints received through this program reduce an investor's tax basis in his shares by 2 cents per Starpoint. ING Mutual Funds Management Co. LLC or an affiliate thereof will purchase the Starpoints from Starwood Preferred Guest from its own resources and not from the resources of the Funds.

  To receive benefits under this program with respect to the earning and redemption of Starpoints associated with Starwood Preferred Guest, you must join or be a member of Starwood Preferred Guest and have paid for at least one night's lodging at a qualifying room rate with Starwood Hotels & Resorts.
  As stated above, a valid Starwood Preferred Guest membership number must be provided at the time of application. All promotions associated with Starwood Preferred Guest are subject to the general Terms and Conditions of the Starwood Preferred Guest Program, which are subject to change.


If you would like more information about ING Funds Trust call 800-992-0180.